UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: September 23, 2015

(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51770	87-0733770
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2130 North Lincoln Park West 8N, Chicago, IL 60614

(Address of principal executive offices) (Zip Code)

773-698-6047

(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

CMG Holdings Group, Inc. ("CMG") is pleased to report the debt securities owned by KBM Worldwide (Asher) and its affiliates have been bought by pension funds, and are now in the hands of investors whose interests are aligned with the Company. Additionally, CMG has secured a 30-day option on its remaining toxic debt stating, "we expect to place the remaining debt in similar hands, and by so doing, pave the way for the company to move back into growth mode, which we expect to include strategic mergers and acquisitions, spin-outs, and other shareholder friendly activities." Management expects to make informational disclosures concerning these activities in the near future.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 23, 2015	CMG HOLDINGS GROUP, INC.

/s/ Glenn Laken
Name: Glenn Laken
Its: CEO and Chairman

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